Accumulated Other Comprehensive Income (Tables)	3 Months Ended
Sep. 27, 2014
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
Changes in the Company's AOCI balances, net of tax, for the three months ended September 27, 2014 were as follows (in millions):

	Foreign currency translation adjustments	Fair value of derivative financial instruments, net of tax	Fair value of investment securities, net of tax	Post- retirement and pension liability adjustments, net of tax	Total AOCI
Balance at June 28, 2014	$164.4	$(16.1)	$2.4	$(11.1)	$139.6
OCI before reclassifications	(63.8)	(1.7)	0.6	—	(64.9)
Amounts reclassified from AOCI	—	(0.4)	—	—	(0.4)
Other comprehensive income	(63.8)	(2.1)	0.6	—	(65.3)
Balance at September 27, 2014	$100.6	$(18.2)	$3.0	$(11.1)	$74.3